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                                                                    EXHIBIT 32.1


      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of SEDONA Corporation on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Marco A. Emrich, Chief Executive Officer of SEDONA Corporation certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.


Dated:  November 15, 2006               /s/ MARCO A. EMRICH
                                        ------------------------------------
                                        Marco A. Emrich
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)